                                                                       Exhibit A

              AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13G

     In accordance with Rule 13d-1(k)(1)(iii) promulgated by the Securities and Exchange Commission pursuant to Section 13 of the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree as follows:

     (i) Each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and

     (ii) each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date: February 8, 2002

                                       BAIN CAPITAL FUND VI, L.P.

                                       By: Bain Capital Partners VI, L.P.,
                                           its General Partner

                                       By: Bain Capital Investors, LLC,
                                           its General Partner

                                       By: /s/ Dennis M. Myers
                                           ------------------------------------
                                           Name:  Dennis M. Myers
                                           Title: Attorney-in-Fact


                                       BAIN CAPITAL PARTNERS VI, L.P.

                                       By: Bain Capital Investors, LLC,
                                           its General Partner

                                       By: /s/ Dennis M. Myers
                                           ------------------------------------
                                           Name:  Dennis M. Myers
                                           Title: Attorney-in-Fact


                                       BAIN CAPITAL INVESTORS, LLC

                                       By: /s/ Dennis M. Myers
                                           ------------------------------------
                                           Name:  Dennis M. Myers
                                           Title: Attorney-in-Fact

                                       BCIP ASSOCIATES II
                                       BCIP TRUST ASSOCIATES II
                                       BCIP ASSOCIATES II-B
                                       BCIP TRUST ASSOCIATES II-B
                                       BCIP ASSOCIATES II-C

                                       By: Bain Capital Investors, LLC,
                                           their Managing General Partner

                                       By: /s/ Dennis M. Myers
                                           ------------------------------------
                                           Name:  Dennis M. Myers
                                           Title: Attorney-in-Fact


                                       PEP INVESTMENTS PTY LIMITED

                                       By: Bain Capital Investors, LLC
                                           its Attorney-in-Fact

                                       By: /s/ Dennis M. Myers
                                           ------------------------------------
                                           Name:  Dennis M. Myers
                                           Title: Attorney-in-Fact








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